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                       SECURITIES AND EXCHANGE COMMISSION
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                              [VENATOR GROUP LOGO]

                                   Foot Locker
                                Lady Foot Locker
                                Kids Foot Locker
                            Foot Locker International
                                  Champs Sports
                                     Eastbay
                                    Colorado
                              Northern Reflections
                               Northern Traditions
                                Northern Elements
                                Northern Getaway
                                  Afterthoughts
                             San Francisco Music Box
                                   Randy River
                                 Weekend Edition

Discussion Overview
================================================================================

- Venator's Board and management commitment to build and deliver value for our shareholders
    -   Business strategy and repositioning of Venator Group
    -   Corporate governance and compensation structures
    -   Interaction with Greenway Partners

                                                            [VENATOR GROUP LOGO]
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The Situation (12/94) - The Plan
================================================================================

-   The Situation:
    -   Financial pressures
    -   High cost structure
    -   Lack of inventory management and control
    -   Over-invested in non-strategic, underperforming assets
    -   Broken infrastructure
    -   Ineffective organization, deficient skills

-   The Plan:
    -   Significantly improve financial position
    -   Strengthen global organization
    -   Introduce aggressive inventory management
    -   Implement overhead & selling cost reduction
    -   Consolidate logistics / distribution
    -   Initiate active asset management
    -   Institutionalize planning discipline


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Repositioning Progress Continues
================================================================================

'95 - '98 INITIATIVES

-   Divest non-core businesses and assets

RESULTS

-   Eliminated 27 formats
-   Sold and closed 3,866 stores
-   Sold FWW Germany - $563 MM
-   Sold 233 Broadway - $138 MM
-   Closed 400 store FWW division
-   Closed 500 specialty footwear division
-   Generated $1 billion from asset sales

                                                            [VENATOR GROUP LOGO]
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Repositioning Progress Continues
================================================================================
27 Formats Eliminated!

   US                 4/95      The Rx Place
                      5/95      Kids Mart/Little Folk
                      3/96      Drug Mart
                      5/96      Accessory Lady
                      4/97      Basics
                      7/97      FW Woolworth
                      12/97     Best of Times
                      3/98      Garden Centers
                      4-98      Randy River
                      4-98      Eagle Rock
                      9/98      Kinney US
                      9/98      Footquarters

   Germany            6/96      New Yorker Sud
                      8/96      Lady Plus
                      10/96     Rubin
                      2/97      Moderna
                      9/98      FWW Germany

   Australia          3/97      Gallery

   Hong Kong          4/97      Foot Locker

   Mexico             8/97      Foot Locker
                      12/97     FW Woolworth

   Canada             7/95      Karuba
                      7/95      Canary Islands
                      10/96     Silk & Satin
                      6/97      Kinney Leased Dept.
                      4/98      Kinney Canada
                      5/98      Ashbrooks

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Repositioning Progress Continues
================================================================================

'95 - '98 INITIATIVES

-   Focus business on core specialty concepts

RESULTS

-   Designed 7 new prototypes
-   Remodel sales comps:
    -   Foot Locker US +15%
    -   Lady Foot Locker +9%
    -   Kids Foot Locker +25%
    -   Foot Locker CN +25%
-   Converted 155 FWW locations
-   Acquired Eastbay
-   Acquired Koenig, Athletic Fitters
-   Open/remodel over 2,300 stores

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Repositioning Progress Continues
================================================================================

'95 - '98 INITIATIVES

-   Reinvest in our core businesses

RESULTS

-   Enhanced competitiveness in our market place:
    -   New stores $300 MM
    -   Remodels $290 MM
    -   Info./Log. $200 MM
    -   Maintenance $90 MM
    -   Acquisitions $180 MM

'95 - '98 INITIATIVES

-   Improve balance sheet and financial condition

RESULTS

-   Reduced net debt from $1.2B to $570 MM
-   Reduced aged inventory
-   Reduced SG&A by $400 M

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Repositioning Progress Continues
================================================================================

'95 - '98 INITIATIVES

- Improve infrastructure and merchandising systems: Logistics, I/S, financial reporting

RESULTS

-   Completed DC consolidation
-   Implemented People Soft I/S systems
-   Redesigned (M2K) merchandising process

'95 - '98 INITIATIVES

-   Enhance merchandise assortments

RESULTS

-   Introduced proprietary branded product
-   Created exclusive product capability/organization
-   Launched Internet commerce

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Progress:  Rebuilt Corporate Team
================================================================================

Title                                         Name                                       Prior Experience
--------------------------                    -------------------------                  ---------------------------
President & COO                               Dale Hilpert                               Payless Shoe Source
SVP Asset Management                          Jeff Branman                               Financo / First Boston
SVP Real Estate                               John DeWolf                                Disney / The Limited
SVP Finance & CFO                             Bruce Hartman                              May Department Stores Co.
VP Information Systems                        Ron Gaston                                 Fabric-Centers of America
VP Real Estate                                Jeff Burke                                 Barnes & Noble
VP Organization & Devel.                      Mitch Kosh                                 Federated Dept. Stores
VP Strategic Planning & Analysis              Steve Hanon                                PepsiCo, Inc.
VP Merchandising Operations                   Maryann McGeorge                           Federated Dept. Stores
VP Investor Relations                         Juris Pagrabs                              OfficeMax
VP Logistics & Distribution                   Richard Price                              Zellerbach

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Progress:  Rebuilt Operating Teams
================================================================================

Title                                Name                              Prior Experience
--------------------------           -------------------------         ---------------------------
FOOT LOCKER U.S.

President                            Tim Finn                          Foot Locker International
SVP Marketing                        Hilary Chasin                     Petrie Stores
SVP Merch. Planning                  John Disa                         Casual Corner
GMM Kids Foot Locker                 Joe Berk                          Country Seat

CHAMPS

President & CEO                      Rick Mina                         Foot Locker Europe
SVP Stores                           Jon Chittenden                    Stylco - Foot Locker and Champ Div.
SVP Marketing                        Ian Gomar                         Starter
SVP Human Resources                  Jeff Dentz                        Horace Small
VP Product Development               Reid Worth                        Patagonia

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Repositioning Progress Continues
================================================================================

[PIE CHART]                                     [PIE CHART]

1994 BUSINESS MIX                               1998 BUSINESS MIX

Athletic Group      39%                         Athletic Group    82%
General Merch       36%                         Northern Group     9%
Specialty Footwear   9%                         All other          9%
Northern Group       4%
All other           12%

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Global Sporting Goods Retail Market
================================================================================

$136 BILLION INDUSTRY

Venator Athletic Group
  2.7% of Industry $3.7 Billion

[PIE CHART]

CLOTHING  44%            $60 Billion
EQUIPMENT 35%            $48 Billion
FOOTWEAR  21%            $28 Billion

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U.S. Sporting Goods Retail Market
================================================================================

$70 BILLION INDUSTRY

Venator Athletic Group
4.7% of Industry $3.3 Billion

[PIE CHART]

CLOTHING  49%           $34 Billion
EQUIPMENT 30%           $21 Billion
FOOTWEAR  21%           $15 Billion

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U.S. Athletic Footwear Market Growth, '95-'98
================================================================================

[BAR GRAPH]

ANNUAL % CHANGE IN REVENUE

1995                    7.1
1996                    5.9
1997                    4.6
1998                   -6.3

Source:  The NPD Group

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Athletic Industry Profitability, '95-'98
================================================================================

[BAR GRAPH]

OPERATING PROFIT % OF SALES

                                   1995                    1996                    1997                    1998
Venator Group Athletic             10.5                    13.2                    10.4                    0.5
Peer Group Composite                3.9                     5.8                     4.8                    2.0

Note: Peer Group includes: Footaction, Finish Line, Just for Feet, Sports Authority and Athlete's Foot
Source:  SEC Filings, Venator Analysis

                                                            [VENATOR GROUP LOGO]
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U.S. Athletic Footwear Market Share
================================================================================

Top 7 Retailers Represent 40% Market Share!

[PIE CHART]

Small Independent Operations: Local                         61%
Venator Athletic Group: Z                                   16%
JCP                                                         6%
FEET                                                        5%
F. Action                                                   4%
TSA                                                         3%
FINL                                                        3%
A. Foot                                                     2%

-   Sq. footage 5 yr. CAGR: 11%
-   Sales (industry) 5 yr. CAGR: 5% to 6%
-   1998 Sales (industry) declined (6.3%)

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Athletic Market Challenged in 1998
================================================================================

EXTERNAL - INDUSTRY RELATED ISSUES

-   Fashion shift away from high-end athletic footwear
    -   Created mix-shift to lower price-point product
-   Oversupply of close-out product
-   Weak branded and licensed apparel sales
-   NBA lockout depressed basketball footwear sales
-   Lack of Asian tourism impacted key international cities

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Athletic Market Challenged in 1998
================================================================================

INTERNAL - COMPANY RELATED ISSUES

-   Declining sales productivity resulted in reduced margins
-   Delays in new store openings
    -   Escalating inventories created increased markdowns
-   Burdened real estate with 155 FWW properties
-   Accelerated capital expenditures to fund new prototypes and FWW conversions

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1999 - Strategic Priorities for Growth
================================================================================

GENERATE PROFITABLE TOP-LINE SALES (IMPROVE GROSS MARGINS)

-   Implement M2K merchandising process

    -   Improve allocations by store

    -   Reduce number of styles by 50%

    -   Increase remaining SKU's three-fold

-   Execute differentiating programs

    -   Tuned Air, Champion, Nautica NST

    -   Quick response styles

    - Speed to market - reduce buying lead times to reduce fashion risk and markdowns

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1999 - Strategic Priorities for Growth
================================================================================

GENERATE PROFITABLE TOP-LINE SALES (IMPROVE GROSS MARGINS)

-   Increase product offering of opening price points
-   Refocus the field organization to drive sales
-   Exploit growth opportunities in the U.S. market
    -   Women's and kids' markets
    -   Street/neighborhood stores
-   Continue to roll-out European growth strategy
    -   New 250,000 sq. foot distribution facility

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1999 - Strategic Priorities for Growth
================================================================================

GENERATE PROFITABLE TOP-LINE SALES (IMPROVE GROSS MARGINS)

                                                               Exciting Internet
                                                                 Opportunities
                                                                    eVenator!

-   Expand e-commerce and direct channels by leveraging Eastbay's infrastructure
-   Launch new subsidiary - eVENATOR
    -   In-store fulfillment network (never out-of-stock)
    -   Employment of in-store catalogs as line extensions
    -   NFL catalog and Internet businesses
    -   Eastbay becomes a subsidiary of eVenator

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1999 - Strategic Priorities for Growth
================================================================================

LIMIT CAPEX AND IMPROVE CAPITAL PRODUCTIVITY TO INCREASE CASH FLOW

-   Reduce capital spending to $175 million
-   Systematically reduce number of loss stores
-   Derive highest and best use of Trophy properties
-   Implement best-practice inventory management and receipt flow processes

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1999 - Strategic Priorities for Growth
================================================================================

REDUCE OPERATING EXPENSES BY $100 MM

-   Reduce operating expenses at corporate and divisional levels

-   Reduce corporate cost to 1% of sales by 2001

-   Leverage corporate shared services organization

    -   Implement best practices and cross-divisional synergies

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Venator Today:  Positioned For Growth
================================================================================

- Compelling competitive/leadership position with strong brand name recognition
-   Expanded merchandise opportunities
    -   High-end, unique product exclusive
    -   Private label products - apparel
    -   Enhance moderate price-point business

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Venator Today:  Positioned For Growth
================================================================================

-   Refined strategic focus - portfolio realignment
    -   1/3 of existing real estate has been upgraded
    -   Women's and kids' markets are underserved
    -   Street and neighborhood stores
    -   Direct channels (catalogs and e-commerce)
    -   Europe is growing faster than U.S.
-   Excitement building: Olympics & NBA returning

                                                            [VENATOR GROUP LOGO]
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Venator Today: Stock Performance
================================================================================

                                                                    Wall Street
                                                                  Recognizes our
                                                                     Progress!

-   From $15.00 to high of $28.375 in 8/97
-   Retail peer group stock declined 55% from its high in 1998
-   Vendor industry group declined 36% from its high in 1998
-   Increased more than 85% since 1/29/99
    -   More than double our nearest industry peer
-   Four analysts upgrade investment opinions
-   New analyst initiates coverage on June 29, 1999

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Venator Today: Corporate Governance
================================================================================

                                                             Nine out of eleven
                                                              are Independent!

-   Strong independent board
    -   7 joined in last 6 years
-   World-class business leaders
    -   Carter Bacot - recently retired Chairman of Bank of New York
    -   Purdy Crawford - Chairman of Imasco
    -   Phil Geier - Chairman of Interpublic
    -   Jarobin Gilbert - CEO of DBSS Group
    -   Allan Loren - CIO of American Express
    -   Margaret MacKimm - former SVP of Kraft Foods
    -   John Mackowski - former Chairman of Atlantic Mutual Ins.
    -   Jim Preston - recently retired Chairman of Avon
    - Chris Sinclair - former Chairman Pepsi-Cola Company, a division of PepsiCo, Inc.

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Venator Today: Corporate Governance
================================================================================

-   Active Board participation
    -   Regular meetings - at least 6 times per year
    -   Very active committee schedule
-   Changed Board compensation
    -   Eliminated Board meeting fees in 1996
        -   Flat annual fee of $40,000
        -   Paid 1/2 in stock - option to increase
        -   No additional perks
-   Froze Directors' Retirement Plan in 1994
    -   Only four directors currently serving entitled

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Venator Today: Corporate Governance
================================================================================

-   Change in executive compensation
    -   Moved to a "pay for performance" system corporate wide four years ago
    -   More closely align with shareholders' interests
    -   Greater portion of compensation "at risk"
        -   Annual incentive plan based on operating results
        -   Stock option program - heavily weighted
-   Revised Rights Plan
    -   More "shareholder friendly"
    -   Qualified offers do not trigger the Rights Plan

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Venator Today: Greenway Proposals
================================================================================

-   Greenway proposals - previous 3 years
    -   1996 - Spin-off Foot Locker
        -   Ignored financial impact
    -   1997 - Reinstate the dividend
        -   Neglected the need to reinvest in business
    -   1998 - Sell Germany
        -   We were in the process of preparing business for sale
-   4 years of restructuring - focus on business

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Venator Today: Greenway Proposals
================================================================================

-   Greenway proposals - current year
    -   Change name back to Woolworth
        -   ISS recommended and 80% of shares voted in favor of the change
        - Very costly and confusing - other businesses in several countries use the name
        -   Our employees have embraced the name

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Venator Today: Greenway Proposals
================================================================================

-   Greenway proposals - current year
    -   Eliminate the pill / shareholder approval
        -   Recent stock volatility supports some form of Rights Plan
        - Board recently amended the plan to exclude qualified offers from triggering the Plan
    -   Slate of four directors

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Venator Today: Greenway Proposals
================================================================================

-   Venator Group's nominees are world-class business leaders
    -   Carter Bacot - former Chairman of Bank of New York
    -   Purdy Crawford - Chairman of Imasco
    -   Phil Geier - Chairman of Interpublic
    -   Dale Hilpert - President and COO of Venator Group
-   Greenway Partners nominees
    -   Two are principals of Greenway Partners
    -   One is an officer of a Company controlled by Greenway
    -   One is a limited partner of Greenway

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                              [VENATOR GROUP LOGO]

                                   Foot Locker
                                Lady Foot Locker
                                Kids Foot Locker
                            Foot Locker International
                                  Champs Sports
                                     Eastbay
                                    Colorado
                              Northern Reflections
                               Northern Traditions
                                Northern Elements
                                Northern Getaway
                                  Afterthoughts
                             San Francisco Music Box
                                   Randy River
                                 Weekend Edition

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